Exhibit 99.2

1 PHILLIP SWAN * IN THE Plaintiff, * CIRCUIT COURT v. * FOR C. TAYLOR PICKETT, et al. * BALTIMORE CITY, MARYLAND Defendants. * Case No. 24-C-19-000573 * (Consolidated with No. 24-C-19-000972) * * * * * * * * * * * * * NOTICE OF PROPOSED SETTLEMENT AND OF SETTLEMENT HEARING TO: ALL OWNERS OF COMMON STOCK OF OMEGA HEALTHCARE INVESTORS, INC. (“OMEGA” OR THE “COMPANY”) AS OF FEBRUARY 22, 2024 AND WHO CONTINUE TO HOLD OMEGA COMMON STOCK AS OF THE DATE OF THE SETTLEMENT HEARING (“CURRENT OMEGA SHAREHOLDERS”): PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF SHAREHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the Circuit Court for Baltimore City, Maryland (the “Court”), that a proposed settlement has been reached resolving the following two consolidated shareholder derivative actions brought in this Court on behalf and for the benefit of Omega: Swan v. Pickett, et al., Case No. 24-C-19-000573 and Bradley, et al. v. Callen et al., Case No. 24-C-19-000572 (together, the “Maryland State Action), and the related derivative action pending in the U.S. District Court for the Southern District of New York, captioned Stourbridge Investments LLC v. Callen et al., Case No. 1:18-cv-07638 (the “New York Federal Action”), in

2 accordance with the Stipulation of Settlement entered into by the Parties, dated February 22, 2024, (the “Stipulation”). 1 As explained below, a Settlement Hearing shall be held by remote electronic means on May 21, 2024, at 2:00 p.m., before the Honorable Lawrence P. Fletcher-Hill, at the Circuit Court for Baltimore City, Maryland, Cummings Courthouse, 111 N. Calvert Street, Baltimore, Maryland 21202, at which the Court will determine: (a) whether the terms of the Settlement should be approved, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; (b) whether notice of the Settlement fully satisfied the requirements of due process and any other applicable law; (c) whether the Court should enter the Judgment dismissing the Maryland State Action with prejudice, and release and enjoin prosecution of any and all Released Claims; (d) whether the Court should approve the agreed Fee and Expense Amount, and a Service Award to Plaintiffs; and (e) such other matters as the Court may deem appropriate. You have an opportunity to be heard at this hearing. The Court may adjourn the Settlement Hearing by oral or other announcement at such hearing or make any other adjournment without further notice of any kind. The Court may approve the Settlement with or without modification, enter the Judgment, and order the payment of the Fee and Expense Amount and Service Award without further notice of any kind. The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in full in the Stipulation. The Court has not determined the merits of Plaintiffs’ claims or Defendants’ defenses. By this Notice, the Court does not express any opinion as to the merits of any claim or defense asserted 1 All capitalized terms herein have the same meanings set forth in the Stipulation, which is available for viewing on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance.

3 by any party in the Settling Actions. THERE IS NO CLAIMS PROCEDURE. The Settling Actions were brought to protect the interests of Omega. The Settlement will result in changes to the Company’s corporate governance, not in payment to individuals, and accordingly, there will be no claims procedure. I. FACTUAL BACKGROUND AND RELEVANT PROCEEDINGS A. The Allegations Omega Healthcare Investors, Inc. (“Omega” or the “Company”) is a self-administered real estate investment trust (“REIT”) that invests in healthcare facilities. Omega earns revenue by collecting rent and mortgage payments from facility operators. Omega reports operational performance using funds from operations (“FFO”) and adjusted funds from operations (“AFFO”) metrics reflecting those revenues. Plaintiffs contend that certain current and former officers and directors of Omega (the “Individual Defendants,” as defined below) breached non-exculpable fiduciary duties to Omega and its shareholders in the first half of 2017 by extending, without adequately disclosing, a $15.2 million Working Capital Loan (the “WCL”) to Omega’s second largest operator, Orianna Health Systems (“Orianna”). Plaintiffs allege Orianna used the WCL to make partial monthly rent payments it could not otherwise have funded from operations. In early 2018, Orianna filed for bankruptcy protection. Plaintiffs contend that the Orianna acquisition and the WCL wasted Omega’s assets, and that the omission of the WCL from Omega’s disclosures rendered statements regarding Orianna’s purportedly stabilizing delinquency durations and prospects for resolving solvency threatening operational challenges, as well as Omega’s fiscal year 2017 FFO and AFFO guidance, materially misleading. Plaintiffs allege that those misleading statements damaged Omega’s credibility in capital and credit markets, increasing its costs of capital and debt, and exposing the Company to

4 liability and tens of millions of dollars in defense and indemnification costs in federal securities class actions commenced in the United States District Court for the Southern District of New York, captioned In re Omega Healthcare Investors, Inc. Securities Litigation, Case No. 1:17-cv-08983 (S.D.N.Y.) (the “Securities Action”).2 Plaintiffs contend that Omega’s disclosures concerning Orianna were the product of fiduciary misconduct and lack of effective internal controls and board-level supervision of corporate strategy, distressed leases, accounting and financial reporting, and earnings guidance. As set forth in Section IV below, Defendants vigorously dispute Plaintiffs’ allegations and contentions, deny any wrongdoing, and maintain that they acted in good faith, reasonably, and in compliance with all fiduciary and legal obligations in these matters. B. Summary of Relevant Proceedingss3 The Maryland State Action On April 9, 2018, plaintiff Phillip Swan (“Swan”) sent the Board a litigation demand detailing allegations of wrongdoing, and asking the Board to investigate and to seek recovery from certain Individual Defendants and to implement corporate governance reforms designed to address the lapses in internal controls and oversight Swan contends permitted the alleged wrongdoing to occur. Swan’s counsel followed up by letter dated June 15, 2018. 2 On April 25, 2023, the District Court approved the settlement of the Securities Action and entered judgment thereon. No appeal was taken, and the action has been terminated. 3 On December 2, 2020, Robert Wojcik, filed a verified shareholder derivative complaint on behalf of nominal defendant Omega for alleged violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), Sections 10(b) and 21D of the Exchange Act, as well as claims for breach of fiduciary duty, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets in the United States District Court for the District of Maryland, captioned Wojcik v. Omega Healthcare Investors, Inc., et al., Case No. 1:20-cv-03491 (D. Md.) (the “Maryland Federal Action”). In addition to claims relating to the matters alleged in the Settling Actions, plaintiff in the Maryland Federal Action alleges claims relating to diversity, discrimination, race, gender, and social justice not alleged in the New York Federal Action or the Maryland State Action. This Stipulation does not resolve claims asserted in the Maryland Federal Action that relate to diversity, discrimination, race, gender, and social justice. The parties to the Maryland Federal Action have agreed to resolve those claims pursuant to a separate stipulation of settlement.

5 On June 29, 2018, counsel for Omega acknowledged the Board’s receipt of the demand and advised that the Board would address the demand at its July 30, 2018 meeting. On August 28, 2018, Swan’s counsel wrote to Omega’s counsel seeking information regarding the Board’s July 30, 2018 meeting and any decisions made with respect to Swan’s demand. Outside counsel representing a Demand Review Committee (the “DRC”) formed by the Board to review and investigate the demand advised that they would “be in touch as the investigation progresses.” In subsequent correspondence, Swan’s counsel sought additional information regarding the scope and estimated duration of the investigation. Counsel for the DRC did not immediately respond. On November 6, 2018, counsel for the DRC reported by letter that the DRC had recommended against pursuing any of the claims articulated in Swan’s demand, and that members of the Board voted to accept the DRC’s recommendation during the Board’s October 31, 2018 meeting. DRC counsel’s two and one-half page letter summarized elements of the DRC’s investigation process and the bases for its recommendation; it did not provide a detailed investigation report or any documents reflecting the DRC’s or Board’s proceedings or decision-making. On November 12, 2018, Swan’s counsel wrote to counsel for the DRC seeking such materials. Counsel for the DRC responded on November 16, 2018, refusing to provide any further information. On January 30, 2019, Swan filed a complaint in the Baltimore City Circuit Court of Maryland asserting claims for breach of fiduciary duty, waste of corporate assets, and unjust enrichment (the “Swan Action”). In addition to the substantive allegations, Swan alleged standing to pursue the claims derivatively on behalf of Omega on grounds that the DRC’s refusal to provide adequate information about its purported investigative process, findings, and reasons for refusing

6 Swan’s litigation demand effectively insulated its decision-making from reasonable scrutiny, amounting to wrongful demand refusal. Shortly after filing the action, Swan moved for inclusion of the action in the Business and Technology Case Management Program, pursuant to Md. Rule 16-205. On July 2, 2019, defendants responded to the motion. On July 11, 2019, the Court issued an order designating the case for the action in the Business and Technology Case Management Program, and assigning the matter to Judge Yvette M. Bryant. On August 27, 2019, the parties filed a stipulation and proposed order consolidating Swan’s action with a related derivative action captioned, Bradley, et al. v. Callen, et al., Case No. 24C19000972 (Baltimore, Md. Cir. Ct.) (the “Bradley Action”);4 appointing Swan’s counsel, Robbins LLP, Lead Counsel for plaintiffs; and temporarily staying the case pending further developments in the related Securities Action, subject to plaintiffs’ rights to file a consolidated complaint, to receive documents produced in discovery or for mediation purposes to plaintiffs in the Securities Action, or to any other derivative plaintiff, and to receive advanced notice of any mediation or other settlement discussions in any related matter. On October 1, 2019, the Court entered orders consolidating the related derivative actions, designating the Swan Action the lead case, and re-assigning the consolidated case to Judge Lawrence P. Fletcher-Hill. On October 11, 2019, Judge Fletcher-Hill entered an order approving the proposed plaintiffs’ leadership structure for the consolidated action and staying the action, subject to the terms and conditions of the parties’ stipulation. In March 2019, the Securities Action was dismissed by the U.S. District Court. On August 4 The Bradley Action was filed on February 28, 2019, asserting similar causes of action arising from similar factual allegations, including allegations that plaintiff Bradley’s litigation demand had been wrongfully refused by Omega’s Board.

7 21, 2020, plaintiffs and defendants in the Maryland State Action jointly notified the Court of the reversal of that dismissal by the U.S. Court of Appeals for the Second Circuit and its remand of the Securities Action for further proceedings. The parties requested an extension of the temporary stay pursuant to the terms and conditions of their stipulation through the close of fact discovery in the Securities Action, during which time plaintiffs would receive copies of documents produced in discovery in the Securities Action. On January 6, 2022, following plaintiffs’ motion to defer dismissal, the Court entered an order continuing the stay pending the close of fact discovery in the Securities Action. On November 17, 2022, the parties filed a stipulation and proposed protective order governing the confidential treatment and filing under seal of designated discovery material, which the Court entered on November 23, 2022. Thereafter, defendants produced to Swan’s counsel all documents produced to plaintiffs in discovery in the Securities Action, and certain materials provided in connection with the mediation. On September 21, 2023, following extensive formal mediation and informal settlement negotiations, the Settling Parties entered into a memorandum of understanding setting forth the material substantive terms of their agreement in principle to settle the Settling Actions. On October 6, 2023, the parties filed a joint status report and motion to continue the stay, citing their agreement in principle and continued negotiations regarding a formal stipulation of settlement to incorporate the substantive terms of the settlement and detailing the settlement’s operational terms to be presented to the Court for approval. On October 17, 2023, the Court entered an order continuing the stay pending the filing of a stipulation and agreement of settlement, completion of a notice program to be approved by the Court, and briefing and hearing on approval of the proposed settlement.

8 The New York Federal Action On August 22, 2018, plaintiff Stourbridge Investments LLC (“Stourbridge”) filed a shareholder derivative action on behalf of nominal defendant Omega in the United States District Court in the Southern District of New York, captioned Stourbridge Investments, LLC v. Callen, et al., Case No. 1:18-cv-07638 (S.D.N.Y.) (the “New York Federal Action”). Stourbridge asserted claims for violations of §14(a) of the Exchange Act, breaches of fiduciary duties, abuse of control, and gross mismanagement. Stourbridge claimed standing under Federal Rule of Civil Procedure 23.1 to pursue the claims derivatively on behalf of Omega and its shareholders based upon allegations that presenting Omega’s Board (as then constituted) with a litigation demand would have been futile because a majority of the directors faced a substantial likelihood of liability for the alleged wrongdoing. The New York Federal Action was subsequently assigned to Judge J. Paul Oetken. On October 24, 2018, the parties filed a stipulation and proposed order to stay the New York Federal Action until 30 days after the entry of judgment or a voluntary dismissal with prejudice in the related Securities Action, subject to plaintiff’s rights to file an amended complaint, receive documents produced in discovery or for mediation purposes to plaintiffs in the Securities Action, or to any other derivative plaintiff, and to receive advanced notice of any mediation or other settlement discussions with plaintiffs in the Securities Action or another related derivative lawsuit. The stipulation also provided for the appointment of Swan’s counsel, Lifshitz Law Firm, P.C. as lead counsel in the New York Federal Action. On October 25, 2018, the court entered an order staying the New York Federal Action according to the terms set forth above. On August 2, 2021, the parties to the New York Federal Action jointly filed a status report

9 informing the court of the reversal of the judgment of dismissal of the related Securities Action, requesting that the New York Federal Action remain stayed pursuant to the terms of the original stipulation. On November 2, 2022, the parties filed a stipulation and proposed protective order governing the confidential treatment and filing under seal of designated discovery material, which the court entered on November 9, 2022. Thereafter, Defendants produced to Stourbridge’s counsel all documents produced to plaintiff in discovery in the related Securities Action and certain materials provided in connection with mediation. On September 21, 2023, following extensive formal mediation and informal settlement negotiations, the Settling Parties reached an agreement in principle as to material substantive terms to settle the Settling Actions. On September 25, 2023, the parties notified the court in the New York Federal Action of their agreement in principle and requested that the court continue the stay in the New York Federal Action until November 29, 2023. On November 29, 2023, the parties filed a joint status report, informing the court in the New York Federal Action that they anticipated submitting a finalized stipulation to the Court in the Maryland State Action for judicial approval. On November 30, 2023, the court endorsed the November 29, 2023 joint status report, extending the stay through January 30, 2024, and requesting the parties file a joint status letter or a stipulation dismissal by that date. On January 30, 2024, the parties filed another joint status report with the court, requesting a further stay of the New York Federal Action as the Settling Parties continued to negotiate the stipulation of settlement. The court endorsed the January 30, 2024 joint status report that same

10 day, extending the stay through March 1, 2024, and requesting the parties file a joint status letter or a stipulation dismissal by that date. II. THE SETTLEMENT NEGOTIATIONS Following the reversal of the District Court’s order dismissing the Securities Action, the parties in the Securities Action and the related derivative actions engaged the services of experienced neutral David Murphy of Phillips ADR (the “Mediator”) and scheduled concurrent mediation sessions to take place in early 2021. In anticipation of the mediation, counsel for Swan and Stourbridge each submitted detailed mediation briefs addressing the key facts, claims, damages, and expected defenses, as well as their respective theories of derivative standing. In addition, both Plaintiffs submitted comprehensive formal written settlement demands detailing the rationale for monetary and non-monetary relief, including proposals for substantial corporate governance, oversight and internal controls reforms. On January 13, 2021, the Parties participated in a formal all-day mediation session facilitated by the Mediator, concurrent with the mediation in the Securities Action. Over the course of the mediation, the Parties discussed topics relevant to evaluating the potential early settlement, including, inter alia, the Parties’ respective views regarding the relative strength of the core claims and available defenses; the evidence bearing on certain factual disputes; the implications of the array of related actions; the Company’s management and supervision structure, financial condition, and management and governance developments following Swan’s demand and the filing of various related actions; the structure and amounts of applicable insurance; the Company’s initial reaction to Plaintiffs’ monetary and governance reforms demands; and the possibility of conducting additional confidential exchanges of information bearing on these matters. The mediation session did not result in a settlement agreement, but the Parties agreed to remain in contact directly and through the Mediator to continue the negotiations and information exchanges

11 of information. Over the ensuing nineteen months, the Parties continued to exchange confidential information and materials bearing on the merits of the claims and defenses, Omega’s corporate governance and management, and the available Directors and Officers insurance. On September 28, 2021, the District Court issued its final opinion assessing the sufficiency of the claims in the Securities Action, and entered an order denying, in material part, defendants’ motion to dismiss. The defendants in the Securities Action filed an answer to the second amended class action complaint in late November 2021. Merits discovery commenced shortly thereafter. Pursuant to the terms of the temporary stay orders entered in the Settling Actions, Omega made all documents produced in discovery in the Securities Action available to Plaintiffs’ Counsel, who reviewed and analyzed the materials as they were made available. On September 30, 2022, following substantial discovery in the Securities Action, the parties in the Securities Action and the related derivative actions engaged in a second all-day mediation session led by the Mediator. That session ultimately resulted in a resolution of the Securities Action. The Parties did not reach an agreement to resolve any of the derivative actions. In advance of that mediation, Settling Defendants provided a comprehensive written counter to Plaintiffs’ proposed corporate governance reform proposals. Plaintiffs prepared a comprehensive written response to Defendants’ counter, and provided the Mediator with a written assessment of the competing proposals and pending monetary demand. The Parties discussed these matters further during the course of the mediation, with the Mediator acting as interlocutor. Following the second formal mediation session, the Parties continued to engage in informal and formal arm’s-length negotiations directly and through the Mediator. Throughout 2023, the Parties exchanged and debated the merits of numerous comprehensive written proposals and

12 counterproposals. In late August 2023, the Parties reached an agreement in principle on the material substantive consideration for a settlement, including the Corporate Governance Reforms to be instituted by Omega, and on September 21, 2023, entered into a memorandum of understanding, which included the substantive consideration and other material settlement terms and conditions to be incorporated into a formal stipulation of settlement. After entering into a memorandum of understanding, the Parties engaged in good faith, arm’s-length negotiations supervised by the Mediator regarding a reasonable amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel commensurate with the value of the Settlement’s substantial benefits to Omega and its shareholders. The Parties scheduled another formal mediation session attended by counsel for the Parties and the relevant insurers. The negotiations centered on the factors deemed relevant under applicable case law. Before the mediation, the Parties exchanged written descriptions of fee awards in comparable cases. During the mediation, counsel debated the comparability of those matters and additional cases supplied by Plaintiffs’ Counsel following several hours of confidential negotiations. Over the course of the mediation, the Parties exchanged numerous proposals and counter proposals, but were unable to reach agreement. In the days following the mediation, the Mediator continued to discuss the matter with the Parties, and ultimately presented the Parties with a double-blind “mediator’s proposal” that, subject to Court approval, Omega shall pay or cause to be paid Plaintiffs’ Counsel attorneys’ fees and expenses in the total amount of $1,950,000. The Parties accepted the Mediator’s proposal. The Parties then negotiated and reached agreement on the formal operational terms of the Settlement as set forth herein. III. PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT Plaintiffs believe that the Settling Actions have substantial merit. Plaintiffs’ entry into the Stipulation of Settlement is not intended to be, and shall not be construed as, an admission or

13 concession concerning the relative strength or merit of the claims alleged in the Settling Actions. Plaintiffs and Plaintiffs’ Counsel recognize and acknowledge, however, the significant risk, uncertainties, expense, and length of continued proceedings necessary to prosecute the Settling Actions against the Individual Defendants through trial and possible appeals, as well as the significant costs, time and potential diversion of management resources entailed in such complex derivative litigation. Plaintiffs’ Counsel’s conclusion that the Settlement serves the best interests of Omega and its shareholders is well-informed. Plaintiffs’ Counsel have conducted extensive investigation and analysis of the relevant facts and governing law, including review and analysis of, inter alia: (i) Omega’s press releases, public statements, filings with the U.S. Securities and Exchange Commission (“SEC”) filings; (ii) securities analysts’ reports and advisories, and business and financial media reports; (iii) pleadings and orders in the related Securities Action; (iv) the applicable legal standards and relevant precedents under Maryland, New York, Delaware, and federal securities laws governing the claims and potential defenses; (v) documents produced in response to shareholder inspection demands; (vi) documents produced in discovery in the Securities Action; (vii) additional confidential documents and information exchanged during the course of the Mediation sessions and subsequent settlement negotiations; (viii) the Company’s corporate governance structures, matters bearing on the unique governance challenges facing Omega’s business model and governance best practices at companies with similar business models and in related industries; (ix) analyses of the ranges of potential recovery under multiple damages and disgorgement theories and models; and (x) months of written and verbal exchanges with Defendants’ Counsel and the Mediator, during which Plaintiffs’ factual allegations and inferences, legal contentions, and damages and disgorgement theories were vetted and challenged.

14 Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Omega and its shareholders, and serves their best interests. IV. DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Settling Actions, and the Individual Defendants have expressly denied and continue to deny all allegations of wrongdoing or liability against them arising out of any conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Settling Actions. Defendants recognize and acknowledge, however, the significant risk, uncertainties, expense, and burden of continued proceedings necessary to defend any litigation—especially complex cases such as the Settling Actions—through trial and possible appeals. Defendants have determined that it is in the best interests of Omega for the Settling Actions to be settled in the manner and upon the terms and conditions set forth in the Stipulation. Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever. Defendants’ entry into the Stipulation of Settlement is not intended to be, and shall not be construed as, an admission or concession concerning the relative strength or merit of the claims alleged in the Settling Actions. V. TERMS OF THE SETTLEMENT The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Omega’s website at

15 https://www.omegahealthcare.com/investors/corporate-governance. The following is only a summary of its terms. Within sixty (60) days following entry of the Judgment, the Board shall adopt such resolutions and amend such bylaws, committee charters, and any policies or procedures as necessary to fully and faithfully implement the Corporate Governance Reforms, which shall remain in effect for not less than the Effective Term, except for modifications required by applicable law, regulation, or fiduciary duty to Omega. The Board acknowledges and agrees that: (i) Plaintiffs’ litigation demands, lawsuits and settlement efforts were substantial and material factors in the Board’s decision to agree to adopt, implement, and maintain the Corporate Governance Reforms for the Effective Term; (ii) the Corporate Governance Reforms confer substantial benefits on the Company and its stockholders; and (iii) the Board’s commitment to adopt, implement, and maintain the Corporate Governance Reforms for the Effective Term will serve Omega’s and its stockholders’ best interests, and constitutes fair, reasonable and adequate consideration for the release of the Plaintiffs’ Released Claims. The Corporate Governance Reforms comprise practices, positions, committees, charters and policies that will be adopted or that were adopted after the date that Plaintiffs made their demands on Defendants, which address the allegations underlying the Settling Actions and provide for corporate governance improvements in the following categories: (1) Credit Risk Oversight; (2) Appointment of a Compliance Officer; (3) Creation of a Disclosure Committee and Related Disclosure Matters; (4) Enhanced Employee Training; (5) Audit Committee Enhancements; (6) Maintenance of Key Governance Protections;

16 (7) Attendance of Directors at Annual Stockholder Meetings; (8) Review of the Company’s Code of Conduct; (9) Executive Compensation Clawback Policy; (10) Insider Trading Policy Enhancements; (11) Related Person Transaction Policy; (12) Whistleblower Policy Enhancements; (13) Corporate Governance Website; (14) Stockholder Nomination of Directors; (15) Director Term Limits, Education and Independence; (16) Stock Ownership Guidelines; and (17) Additional Corporate Governance Enhancements Already Undertaken by the Company. For a detailed description of the Corporate Governance Reforms that Omega agreed to adopt as consideration for the Settlement, please see Exhibit A to the Stipulation, which is available for viewing at the Court or on Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance. VI. RELEASES AND DISMISSAL The Settlement will become effective on the Effective Date, when all events upon which the Settlement is conditioned have occurred, including the entry of the Judgment approving the Settlement and dismissing the Maryland State Action with prejudice, which becomes Final and non-appealable. Upon the Effective Date, each of the Plaintiffs’ Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished, and discharged the Plaintiffs’ Released Claims against the Plaintiffs’ Released Persons; (b) have covenanted not to sue any Plaintiffs’ Released Person with respect to any Plaintiffs’ Released

17 Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting the Plaintiffs’ Released Claims against the Plaintiffs’ Released Persons. Upon the Effective Date, each of the Defendants’ Releasing Persons shall be deemed to, and by operation of the Judgment shall: (a) have fully, finally, and forever released, relinquished and discharged each and all of Defendants’ Released Persons from Defendants’ Released Claims; (b) have covenanted not to sue Defendants’ Released Persons with respect to any of Defendants’ Released Claims; and (c) be permanently barred and enjoined from instituting, commencing or prosecuting Defendants’ Released Claims against Defendants’ Released Persons. VII. ATTORNEYS’ FEES AND REIMBURSEMENT OF EXPENSES After negotiating the Corporate Governance Reforms to be instituted by Omega in connection with the Settlement of the Settling Actions, the Parties engaged in in good faith, arm’s-length negotiations, before the Mediator, regarding the amount of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel. In consideration for the substantial benefits conferred upon Omega as a direct result of the Settlement and the efforts of Plaintiffs’ Counsel in the Settling Actions, Omega has agreed to pay or cause to be paid an award of attorneys’ fees and expenses to Plaintiffs’ Counsel in the total amount of $1,950,000 (the “Fee and Expense Amount”) subject to Court approval. The Fee and Expense Amount or such other amount as may be awarded by the Court shall constitute final and complete payment for Plaintiffs’ attorneys’ fees and expenses in connection with the Settling Actions. Plaintiffs’ Counsel will request approval by the Court of the Fee and Expense Amount at the Settlement Hearing. To date, Plaintiffs’ Counsel have neither received any payment for their services in pursuing the Settling Actions, nor have Plaintiffs’ Counsel been reimbursed for their out-of-pocket litigation expenses incurred. Plaintiffs’ Counsel believe that the Fee and Expense Amount is within the range of fees and expenses awarded to plaintiffs’ counsel under similar

18 circumstances in litigation of this type. Plaintiffs’ Counsel may apply for a proposed service award of $3,000 to each of the Plaintiffs in recognition of the substantial benefits they helped to create for all Current Omega Shareholders (“Service Award”). Any Service Award approved by the Court shall be funded from the Fee and Expense Amount approved by the Court. Defendants and/or Defendants’ Counsel shall take no position with respect to the Service Award. VIII. THE SETTLEMENT HEARING The Settlement Hearing will be held before the Honorable Lawrence P. Fletcher-Hill, at the Circuit Court for Baltimore City, Maryland, Cummings Courthouse, 111 N. Calvert Street, Baltimore, Maryland 21202, at which the Court will determine: (a) whether the terms of the Settlement should be approved, as fair, reasonable, adequate, and in the best interest of the Company and its shareholders; (b) whether notice of the Settlement fully satisfied the requirements of due process and any other applicable law; (c) whether the Court should enter the Judgment dismissing the Maryland State Action with prejudice, and release and enjoin prosecution of any and all Released Claims; (d) whether the Court should approve the agreed Fee and Expense Amount, and a Service Award to Plaintiffs; and (e) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof, without further notice. The Court may decide to hold the Settlement Hearing telephonically or by other virtual means without further notice. If you intend to attend the Settlement Hearing, please consult the Court’s calendar and/or Omega’s website at https://www.omegahealthcare.com/investors/corporate-governance for any change in date, time or format of the Settlement Hearing. Any Current Shareholder may, but is not required to, appear at the Settlement Hearing.

19 IX. THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING Any Current Omega Shareholder may appear and show cause, if he, she, or it has any reason why the Settlement embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why a judgment should or should not be entered thereon, or the Fee and Expense Amount or Service Award should not be awarded. However, unless otherwise ordered by the Court, no shareholder shall be heard or entitled to contest the approval of the proposed Settlement, or, if approved, the Judgment to be entered thereon, or to the Fee and Expense Amount and Service Award, unless that shareholder has, at least fourteen (14) calendar days prior to the Settlement Hearing, caused to be filed with the Court a written notice of objection containing the following information: 1. The shareholder’s name, legal address, and telephone number; 2. The case name and number (Swan v. Pickett, et al., Case No. 24-C-19-000573); 3. Proof of being an Omega shareholder at the time of the objection and as of February 22, 2024; 4. The date(s) on which the shareholder acquired their Omega shares of Omega common stock; 5. A statement of each objection being made; 6. Notice of whether the shareholder intends to appear at the Settlement Hearing (an appearance is not required); and 7. Copies of any papers to be submitted to the Court, along with the names of any witness(es) the shareholder intends to call to testify at the Settlement Hearing and the subject(s) of their testimony. If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before May 7, 2024. All written objections and supporting

20 papers must be filed with the Clerk of the Court, Circuit Court for Baltimore City, Maryland, Cummings Courthouse, 111 N. Calvert Street, Baltimore, Maryland 21202, and served by that date to each of the following Parties’ counsel: Counsel for Plaintiffs Counsel for Defendants LIFSHITZ LAW FIRM, P.C Attn: Joshua M. Lifshitz 1190 Broadway Hewlett, NY 11557 T: 516-493-9780 E: jlifshitz@lifshitzlaw.com PESSIN KATZ LAW, P.A. Attn: Robert S. Campbell 901 Dulaney Valley Road, Suite 500 Towson, Maryland 21204 T: 410-769-6140 E: rcampbell@pklaw.com ROBBINS LLP Attn: Craig W. Smith 5060 Shoreham Place, Suite 300 San Diego, CA 92122 T: 619-525-3990 E: csmith@robbinsllp.com BRYAN CAVE LEIGHTON PAISNER LLP Attn: Eric Rieder 1290 Avenue of the Americas New York, NY 10104 T: 212-541-2057 E: ERieder@bclplaw.com YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN MAY 7, 2024. Only Current Omega Shareholders who have filed with the Court and sent to the Parties’ counsel valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise. Any Person or entity who fails to appear or object in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement and to the Fee and Expense Amount and Service Award, unless otherwise ordered by the Court, but shall be forever bound by the Judgment entered and the releases to be given as set forth in the Stipulation. X. EXAMINATION OF PAPERS AND INQUIRIES There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on Omega’s website at

21 https://www.omegahealthcare.com/investors/corporate-governance. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, Circuit Court for Baltimore City, Maryland, Cummings Courthouse, 111 N. Calvert Street, Baltimore, Maryland 21202. Or you can call Plaintiffs’ Counsel: Craig W. Smith, Robbins LLP, 5060 Shoreham Place, Suite 300, San Diego, California 92122, telephone: (619) 525-3990, for additional information concerning the Settlement. PLEASE DO NOT CONTACT THE COURT OR OMEGA REGARDING THIS NOTICE. DATED: February 28, 2024 BY ORDER OF THE COURT CIRCUIT COURT FOR BALTIMORE CITY, MARYLAND